Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Rick E Winningham, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Theravance, Inc. on Form 10-Q for the three and six months ended June 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition of Theravance, Inc. at the end of the periods covered by such Quarterly Report on Form 10-Q and results of operations of Theravance, Inc. for the periods covered by such Quarterly Report on Form 10-Q.

Date: August 7, 2014	By:	/s/ Rick E Winningham
Rick E Winningham
Chief Executive Officer

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael W. Aguiar, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Theravance, Inc. on Form 10-Q for the three and six months ended June 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition of Theravance, Inc. at the end of the periods covered by such Quarterly Report on Form 10-Q and results of operations of Theravance, Inc. for the periods covered by such Quarterly Report on Form 10-Q.

Date: August 7, 2014	By:	/s/ Michael W. Aguiar
Michael W. Aguiar
Senior Vice President, Finance and Chief Financial Officer